Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2007

Boston Properties, Inc.

First Quarter 2007

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing (including the impact of interest rates on our hedging program), the effects of local economic and market conditions, the effects of acquisitions and dispositions, (including the exact amount and timing of any related special dividend and possible impairment charges) on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

First Quarter 2007

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-three individuals average twenty-five years of real estate experience and fifteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, and Edward H. Linde, our President and Chief Executive Officer. Each has a national reputation, which attracts business and investment opportunities. In addition, our three Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of ten distinguished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: Concentrating on a few carefully selected markets—characterized by high barriers to the creation of new supply and strong real estate fundamentals—where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities primarily with existing owners of land parcels who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of March 31, 2007)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties	135
Total Square Feet	42.9 million
Common Shares and Units Outstanding (as converted)	141.6 million
Dividend - Quarter/Annualized	$0.68/$2.72
Dividend Yield	2.32%
Total Market Capitalization	$22.4 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); BBB+ (S&P)

Boston Properties, Inc.

First Quarter 2007

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman Chairman of the Board	Carol B. Einiger Director	Douglas T. Linde Executive Vice President, Chief Financial Officer and Treasurer	Mitchell S. Landis Senior Vice President and Regional Manager of Princeton

Edward H. Linde President and Chief Executive Officer, Director	Alan J. Patricof Director, Chairman of Audit Committee	E. Mitchell Norville Executive Vice President for Operations	Robert E. Pester Senior Vice President and Regional Manager of San Francisco

Lawrence S. Bacow Director	Richard E. Salomon Director, Chairman of Compensation Committee	Raymond A. Ritchey Executive Vice President, National Director of Acquisitions & Development	Robert E. Selsam Senior Vice President and Regional Manager of New York

Zoë Baird Director	Martin Turchin Director	Peter D. Johnston Senior Vice President and Regional Manager of Washington, D.C.	Frank D. Burt Senior Vice President, General Counsel

William M. Daley Director, Chairman of Nominating & Corporate Governance Committee	David A. Twardock Director	Bryan J. Koop Senior Vice President and Regional Manager of Boston	Arthur S. Flashman Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
111 Huntington Avenue Suite 300	BXP	Boston Properties, Inc. 111 Huntington Avenue, Suite 300	Financial inquiries should be directed to Michael Walsh, Senior Vice President - Finance, at 617.236.3410 or mwalsh@bostonproperties.com
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199
(t) 617.236.3300 (f) 617.236.3311	New York Stock Exchange	(t) 617.236.3322 (f) 617.236.3311
		www.bostonproperties.com	Investor or media inquiries should be directed to Kathleen DiChiara, Investor Relations Manager, at 617.236.3343 or kdichiara@bostonproperties.com

Common Stock Data (NYSE: BXP)
Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006
High Closing Price	$130.75	$118.00	$104.98	$91.55	$96.87
Low Closing Price	$109.72	$103.23	$91.26	$82.87	$75.36
Average Closing Price	$120.10	$109.59	$98.49	$87.43	$83.64
Closing Price, at the end of the quarter	$117.40	$111.88	$103.34	$90.40	$93.25
Dividends per share—annualized (1)	$2.72	$2.72	$2.72	$2.72	$2.72
Closing dividend yield—annualized (1)	2.32%	2.43%	2.63%	3.01%	2.92%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	141,642	141,099	140,435	140,291	139,213
Closing market value of outstanding shares and units (thousands)	$16,628,771	$15,786,156	$14,512,553	$12,682,306	$12,981,612

(1)	Excludes special dividend of $5.40 per share paid on January 30, 2007.

Timing
Quarterly results for 2007 will be announced according to the following schedule:

Second Quarter	Late July 2007
Third Quarter	Late October 2007
Fourth Quarter	Late January 2008

Boston Properties, Inc.

First Quarter 2007

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage
David Aubuchon	Anthony Paolone / Michael Mueller	Chris Brown	Rating Agencies:
A.G. Edwards & Sons	J.P. Morgan Securities	Banc of America Securities
314.955.5452	212.622.6682 / 212.622.6689	704.386.2524	Janice Svec
Fitch Ratings
Ross Nussbaum / Mitchell Germain	Jordan Sadler / Craig Mailman	Sue Berliner / Elizabeth Carter	212.908.0304
Banc of America Securities	KeyBanc Capital Markets	Bear Stearns & Company
212.847.5668 / 212.847.5794	917.368.2280 / 917.368.2316	212.272.3824 / 212.272.0217	Karen Nickerson
Moody’s Investors Service
Ross Smotrich / Jeffrey Langbaum	David Harris / David Toti	Thomas Cook	212.553.4924
Bear Stearns & Company	Lehman Brothers	Citigroup Global Markets
212.272.8046 / 212.272.4201	212.526.1790 / 212.526.2002	212.723.1112	James Fielding
Standard & Poor’s
Jonathan Litt / Michael Bilerman	Steve Sakwa / Ian Weissman	Matthew Lynch	212.438.2452
Citigroup Global Markets	Merill Lynch & Company	Credit Suisse Securities
212.816.0231 / 212.816.1383	212.449.0335 / 212.449.6255	212.325.6456

Louis Taylor / Kristin Brown	Matthew Ostrower / David Cohen	Scott O’Shea
Deutsche Bank Securities	Morgan Stanley & Company	Deutsche Bank Securities
203.863.2381 / 203.863.2381	212.761.6284 / 212.761.8564	212.250.7190

Wilkes Graham / Matt Konrad	Sri Nagarajan	Mark Streeter
Friedman, Billings, Ramsey	RBC Capital Markets	J.P. Morgan Securities
703.312.9737 / 703.312.9731	212.428.2360	212.834.5086

Jay Habermann / Sloan Bohlen	John Guinee / Michael Hudgins	John Forrey / James Rank
Goldman Sachs & Company	Stifel, Nicolaus & Company	Merrill Lynch & Company
917.343.4260 / 212.902.2796	410.454.5520 / 410.454.4830	212.449.1812 / 212.449.6533

Michael Knott	James Feldman / Gretchen Amidon
Green Street Advisors	UBS Investment Research
949.640.8780	212.713.4932 / 212.713.4057

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

First Quarter 2007

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on page 51.

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Income Items:

Revenue	$363,695	$363,941	$359,497	$357,911	$347,550
Straight line rent (SFAS 13)	$12,872	$15,942	$12,841	$11,723	$13,155
Fair value lease revenue (SFAS 141) (1)	$1,509	$1,395	$1,111	$492	$417
Lease termination fees (included in revenue) (2)	$2,550	$2,233	$3,692	$1,400	$812
Capitalized interest	$4,308	$1,365	$1,560	$1,304	$1,692
Capitalized wages	$2,326	$2,066	$2,082	$1,523	$1,353
Operating Margins [(rental revenue - rental expense)/rental revenue] (3)	67.9%	69.6%	68.3%	68.9%	68.2%
Net income available to common shareholders	$854,307	$71,655	$107,962	$625,731	$67,737
Funds from operations (FFO) available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (4) (5)	$133,011	$141,850	$137,276	$129,390	$119,210
FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.10	$1.18	$1.16	$1.10	$1.03
Net income available to common shareholders per share - basic	$7.14	$0.61	$0.93	$5.33	$0.60
Net income available to common shareholders per share -diluted	$6.99	$0.60	$0.91	$5.23	$0.59
Dividends per common share (5)	$0.68	$6.08	$0.68	$0.68	$0.68
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$129,162	$125,053	$120,919	$110,307	$104,527
Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	2.97	3.18	3.10	2.89	2.81
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	2.81	3.12	3.03	2.84	2.75
FFO Payout Ratio (8)	61.82%	57.63%	58.62%	61.82%	66.02%
FAD Payout Ratio (9)	73.56%	75.50%	77.26%	83.77%	87.41%

	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Capitalization:

Total Debt	$5,736,139	$4,600,937	$4,733,323	$4,833,401	$4,696,713
Common Stock Price @ Quarter End	$117.40	$111.88	$103.34	$90.40	$93.25
Equity Value @ Quarter End	$16,628,771	$15,786,156	$14,512,553	$12,682,306	$12,981,612
Total Market Capitalization (10)	$22,364,910	$20,387,093	$19,245,876	$17,515,707	$17,678,325
Debt/Total Market Capitalization (10)	25.65%	22.57%	24.59%	27.59%	26.57%

(1)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(2)	Does not include the Company’s share of termination income earned from unconsolidated joint ventures totaling $626 and $933 for the three months ended December 31, 2006 and September 30, 2006, respectively.
(3)	Rental Expense consist of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $8,833, $7,176, $8,826, $7,907 and $7,983 for the three months ended March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006, respectively.
(4)	For a quantitative reconciliation of the differences between FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate and net income available to common shareholders, see page 9. The supplemental adjustment is only applicable for the three months ended June 30, 2006.
(5)	For the three months ended December 31, 2006, dividends per share includes the $5.40 per common share special dividend paid on January 30, 2007.
(6)	For a quantitative reconciliation of the differences between FAD and FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate, see page 11.
(7)	For additional detail, see page 11.
(8)	Dividends per common share divided by FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted. For the three months ended December 31, 2006, excludes the $5.40 per share special dividend paid on January 30, 2007.
(9)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders divided by FAD. For the three months ended December 31, 2006, excludes the $5.40 per share special dividend paid on January 30, 2007.
(10)	For additional detail, see page 13.

Boston Properties, Inc.

First Quarter 2007

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006		March 31, 2006
ASSETS
Real estate	$9,019,237	$8,819,934	$9,040,264	$8,698,493		$8,864,907
Construction in progress	500,995	115,629	57,392	78,926		107,051
Land held for future development	185,093	183,403	210,336	222,519		189,024
Real estate held for sale	18,282	433,492	—	—		—
Less accumulated depreciation	(1,414,857)	(1,392,055)	(1,372,826)	(1,314,472)		(1,320,712)

Total real estate	8,308,750	8,160,403	7,935,166	7,685,466		7,840,270
Cash and cash equivalents	2,016,336	725,788	1,049,026	370,396		32,214
Cash held in escrows	20,334	25,784	21,436	894,244	(1)	23,715
Tenant and other receivables, net	50,799	57,052	42,128	35,814		41,458
Accrued rental income, net	288,824	327,337	310,560	298,306		316,048
Deferred charges, net	244,846	274,079	263,675	250,154		246,214
Prepaid expenses and other assets	63,896	40,868	72,033	79,174		91,646
Investments in unconsolidated joint ventures	91,955	83,711	83,485	96,962		98,836

Total assets	$11,085,740	$9,695,022	$9,777,509	$9,710,516		$8,690,401

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$2,973,571	$2,679,462	$2,811,953	$2,912,135		$3,185,550
Unsecured senior notes, net of discount	1,471,583	1,471,475	1,471,370	1,471,266		1,471,163
Unsecured exchangeable senior notes, net of discount	1,290,985	450,000	450,000	450,000		—
Unsecured line of credit	— (2)	— (2)	— (2)	—	(2)	40,000 (2)
Accounts payable and accrued expenses	101,188	102,934	103,581	90,390		86,938
Dividends and distributions payable	105,284	857,892	95,607	95,839		95,344
Accrued interest payable	48,917	47,441	45,703	50,175		39,269
Other liabilities	229,666 (3)	239,084 (3)	236,350 (3)	246,042	(3)	98,296

Total liabilities	6,221,194	5,848,288	5,214,564	5,315,847		5,016,560

Commitments and contingencies	—	—	—	—		—

Minority interests	726,937	623,508	746,416	824,924		735,185

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—		—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—		—
Common stock, $.01 par value, 250,000,000 shares authorized, 117,503,542, 116,597,035, 114,219,448, 112,813,657 and 112,542,262 outstanding, respectively	1,190	1,175	1,166	1,142		1,128
Additional paid-in capital	3,260,647	3,119,941	3,068,952	2,831,119		2,759,580
Earnings in excess of dividends	881,733	108,155	749,940	720,623		173,129
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)		(2,722)
Accumulated other comprehensive income (loss)	(3,239)	(3,323)	(807)	19,583		7,541

Total stockholders’ equity	4,137,609	3,223,226	3,816,529	3,569,745		2,938,656

Total liabilities and stockholders’ equity	$11,085,740	$9,695,022	$9,777,509	$9,710,516		$8,690,401

(1)	Cash held in escrows includes approximately $872 million held in escrow by a qualifying intermediary for the purpose of potentially accomplishing a like-kind exchange with proceeds received from the sale of 280 Park Avenue. No qualifying replacement assets were identified by the statutory expiration date of July 21, 2006 and the cash was subsequently released from escrow back to the Company with no restrictions as to its use.
(2)	On July 19, 2005, the Company refinanced its $225.0 million mortgage loan collateralized by 599 Lexington Avenue through a secured draw from the Unsecured Line of Credit. As a result, the $225.0 million that was drawn on the line of credit was included within Mortgage Notes Payable. The secured draw was repaid on February 12, 2007 in conjunction with new ten-year mortgage financing collateralized by 599 Lexington Avenue totaling $750.0 million.
(3)	At March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006, Other Liabilities included approximately $27.4 million, $45.8 million, $46.4 million and $67.3 million and approximately $13.0 million, $15.2 million, $18.8 million and $20.9 million consisting of the master lease and revenue support obligations, respectively, related to the sale of 280 Park Avenue and approximately $48.0 million, $47.3 million, $46.6 million and $45.8 million related to the redemption of the outside members’ equity interests in the entity that owns Citigroup Center, respectively.

Boston Properties, Inc.

First Quarter 2007

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-07	31-Dec-06	30-Sep-06	30-Jun-06	31-Mar-06
Revenue:
Rental
Base Rent	$272,908	$277,281	$272,146	$276,298	$275,540
Recoveries from tenants	47,042	42,817	45,896	45,322	47,006
Parking and other	15,321	15,211	13,967	14,146	13,756

Total rental revenue	335,271	335,309	332,009	335,766	336,302
Hotel revenue	6,709	11,417	8,319	8,364	4,915
Development and management services	4,727	5,661	4,558	5,227	4,374
Interest and other	16,988	11,554	14,611	8,554	1,959

Total revenue	363,695	363,941	359,497	357,911	347,550

Expenses:
Operating	69,106	64,036	67,875	66,226	66,836
Real estate taxes	44,469	43,090	43,301	43,507	45,271
Hotel operating	6,014	8,106	6,339	5,513	5,008
General and administrative	16,808	16,198	12,739	15,796	14,642
Interest (1)	73,926	71,423	73,571	78,449	74,817
Depreciation and amortization	70,478	69,607	70,558	67,077	66,005
Losses from early extinguishments of debt (2)	722	11	208	31,457	467

Total expenses	281,523	272,471	274,591	308,025	273,046

Income before minority interests and income from unconsolidated joint ventures	82,172	91,470	84,906	49,886	74,504
Minority interest in property partnership	—	—	—	777	1,236
Income from unconsolidated joint ventures (3)	965	1,340	20,200	1,677	1,290

Income before minority interest in Operating Partnership	83,137	92,810	105,106	52,340	77,030
Minority interest in Operating Partnership (4)	(11,164)	(26,030)	(18,404)	(11,155)	(15,353)

Income before gains on sales of real estate	71,973	66,780	86,702	41,185	61,677
Gains on sales of real estate, net of minority interest	619,206	1,183	17,889	581,302	5,441

Income before discontinued operations	691,179	67,963	104,591	622,487	67,118
Income from discontinued operations, net of minority interest	1,280	3,692	3,371	3,244	619
Gains on sales of real estate from discontinued operations, net of minority interest	161,848	—	—	—	—

Net income available to common shareholders	$854,307	$71,655	$107,962	$625,731	$67,737

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income available to common shareholders per share—basic	$7.14	$0.61	$0.93	$5.33	$0.60

Net income available to common shareholders per share—diluted	$6.99	$0.60	$0.91	$5.23	$0.59

(1)	Interest expense is reported net of capitalized interest of $4,308, $1,365, $1,560, $1,304 and $1,692 for the three months ended March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006, respectively.
(2)	Includes $31.4 million of losses from early extinguishments of debt associated with the sales of real estate for the three months ended June 30, 2006.
(3)	Includes our share of the gain on sale of 265 Franklin Street totaling approximately $17.9 million for the three months ended September 30, 2006.
(4)	Equals minority interest share of 14.90%, 15.18%, 15.62%, 15.68% and 15.95% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006, respectively.

Certain	prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

First Quarter 2007

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	31-Mar-07		31-Dec-06		30-Sep-06		30-Jun-06	31-Mar-06
Net income available to common shareholders	$854,307		$71,655		$107,962		$625,731	$67,737
Add:
Minority interest in Operating Partnership	11,164		26,030		18,404		11,155	15,353
Less:
Minority interest in property partnership	—		—		—		777	1,236
Income from unconsolidated joint ventures	965		1,340		20,200		1,677	1,290
Gains on sales of real estate, net of minority interest	619,206		1,183		17,889		581,302	5,441
Income from discontinued operations, net of minority interest	1,280		3,692		3,371		3,244	619
Gains on sales of real estate from discontinued operations, net of minority interest	161,848		—		—		—	—

Income before minority interests and income from unconsolidated joint ventures	82,172		91,470		84,906		49,886	74,504
Add:
Real estate depreciation and amortization (1)	72,870		71,495		73,408		69,773	68,674
Income from discontinued operations	1,504		4,353		3,995		3,847	736
Income from unconsolidated joint ventures	965		1,340		2,283	(2)	1,677	1,290
Less:
Minority property partnership’s share of funds from operations	—		—		—		211	268
Preferred distributions	1,202	(3)	1,431	(4)	1,912		2,965	3,110

Funds from operations (FFO)	156,309		167,227		162,680		122,007	141,826
Add:
Losses from early extinguishments of debt associated with the sales of real estate	—		—		—		31,444	—

FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	156,309		167,227		162,680		153,451	141,826
Less:
Minority interest in Operating Partnership’s share of funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	23,298		25,377		25,404		24,061	22,616

FFO available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (5)	$133,011		$141,850		$137,276		$129,390	$119,210

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—basic	$1.13		$1.21		$1.19		$1.14	$1.06

FFO per share—basic	$1.13		$1.21		$1.19		$0.90	$1.06

Weighted average shares outstanding—basic	118,177		116,895		115,432		113,994	112,509

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted	$1.10		$1.18		$1.16		$1.10	$1.03

FFO per share—basic	$1.10		$1.18		$1.16		$0.88	$1.03

Weighted average shares outstanding—diluted	122,569		121,456		120,727		120,605	120,013

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $70,478, $69,607, $70,558, $67,077 and $66,005, our share of unconsolidated joint venture real estate depreciation and amortization of $2,099, $2,250, $2,253, $2,280 and $2,304 and depreciation and amortization from discontinued operations of $608, $845, $990, $835 and $842, less corporate related depreciation of $315, $295, $393, $419 and $477 and adjustment to asset retirement obligations of $0, $912, $0, $0 and $0 for the three months ended March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006, respectively.
(2)	Excludes approximately $17.9 million related to our share of the gain on sale and related loss from early extinguishment of debt associated with the sale of 265 Franklin Street.
(3)	Excludes an adjustment of approximately ($3.1) million to the income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(4)	Excludes approximately $12.2 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(5)	Based on weighted average shares for the quarter. Company’s share for the quarter ended March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006 was 85.10%, 84.82%, 84.38%, 84.32% and 84.05%, respectively.

Boston Properties, Inc.

First Quarter 2007

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	March 31, 2007			December 31, 2006			September 30, 2006		June 30, 2006		March 31, 2006
	Income (Numerator)		Shares (Denominator)	Income (Numerator)		Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$156,309		138,877	$167,227		137,808	$162,680	136,793	$153,451	135,192	$141,826	133,853
Effect of Dilutive Securities
Convertible Preferred Units	1,202	(1)	1,922	1,431	(2)	2,266	1,912	2,999	2,965	4,430	3,110	4,857
Stock Options and Exchangeable Notes	—		2,469	—		2,295	—	2,296	—	2,182	—	2,648

Diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$157,511		143,268	$168,658		142,369	$164,592	142,088	$156,416	141,804	$144,936	141,358

Less:
Minority interest in Operating Partnership’s share of diluted funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	22,757		20,699	24,775		20,913	24,745	21,361	23,383	21,199	21,885	21,345

Company’s share of diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (3)	$134,754		122,569	$143,883		121,456	$139,847	120,727	$133,033	120,605	$123,051	120,013

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—basic	$1.13			$1.21			$1.19		$1.14		$1.06

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted	$1.10			$1.18			$1.16		$1.10		$1.03

(1)	Excludes an adjustment of approximately ($3.1) million to the income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(2)	Excludes approximately $12.2 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(3)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006 was 85.55%, 85.31%, 84.97%, 85.05% and 84.90%, respectively.

Boston Properties, Inc.

First Quarter 2007

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (see page 9)	$156,309	$167,227	$162,680	$153,451	$141,826
2nd generation tenant improvements and leasing commissions	(12,732)	(16,243)	(23,372)	(29,566)	(17,459)
Straight-line rent	(12,872)	(15,942)	(12,841)	(11,723)	(13,155)
Recurring capital expenditures	(3,208)	(10,174)	(6,063)	(5,275)	(4,206)
Fair value interest adjustment	(74)	398	(231)	(881)	(824)
Fair value lease revenue (SFAS 141)	(1,509)	(1,395)	(1,111)	(492)	(417)
Hotel improvements, equipment upgrades and replacements	(281)	(1,213)	(505)	(1,988)	(4,263)
Non real estate depreciation	315	295	393	419	477
Stock-based compensation	3,214	2,099	1,950	1,982	2,548
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	—	1	19	4,380	—

Funds available for distribution to common shareholder and common unitholders (FAD)	$129,162	$125,053	$120,919	$110,307	$104,527

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Excluding Capitalized Interest

Income before minority interests and income from unconsolidated joint ventures	$82,172	$91,470	$84,906	$49,886	$74,504
Interest expense	73,926	71,423	73,571	78,449	74,817
Losses from early extinguishments of debt associated with the sales of real estate	—	—	—	31,444	—
Depreciation and amortization expense	70,478	69,607	70,558	67,077	66,005
Depreciation from joint ventures	2,099	2,250	2,253	2,280	2,304
Income from unconsolidated joint ventures	965	1,340	2,283	1,677	1,290
Discontinued operations - depreciation expense	608	845	990	835	842
Discontinued operations	1,504	4,353	3,995	3,847	736
Straight-line rent	(12,872)	(15,942)	(12,841)	(11,723)	(13,155)
Fair value lease revenue (SFAS 141)	(1,509)	(1,395)	(1,111)	(492)	(417)

Subtotal	217,371	223,951	224,604	223,280	206,926

Divided by:
Interest expense (1)	73,091	70,481	72,542	77,253	73,644

Interest Coverage Ratio	2.97	3.18	3.10	2.89	2.81

Including Capitalized Interest

Income before minority interests and income from unconsolidated joint ventures	$82,172	$91,470	$84,906	$49,886	$74,504
Interest expense	73,926	71,423	73,571	78,449	74,817
Losses from early extinguishments of debt associated with the sales of real estate	—	—	—	31,444	—
Depreciation and amortization expense	70,478	69,607	70,558	67,077	66,005
Depreciation from joint ventures	2,099	2,250	2,253	2,280	2,304
Income from unconsolidated joint ventures	965	1,340	2,283	1,677	1,290
Discontinued operations - depreciation expense	608	845	990	835	842
Discontinued operations	1,504	4,353	3,995	3,847	736
Straight-line rent	(12,872)	(15,942)	(12,841)	(11,723)	(13,155)
Fair value lease revenue (SFAS 141)	(1,509)	(1,395)	(1,111)	(492)	(417)

Subtotal	217,371	223,951	224,604	223,280	206,926

Divided by:
Interest expense (1) (2)	77,399	71,846	74,102	78,557	75,336

Interest Coverage Ratio	2.81	3.12	3.03	2.84	2.75

(1)	Excludes amortization of financing costs of $835, $942, $1,029, $1,196 and $1,173 for the three months ended March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006, respectively.
(2)	Includes capitalized interest of $4,308, $1,365, $1,560, $1,304 and $1,692 for the three months ended March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006, respectively.

Boston Properties, Inc.

First Quarter 2007

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of qualifying properties sold or held for sale during 2006 and 2005 as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006, respectively.

	Three Months Ended
	31-Mar-07	31-Dec-06	30-Sep-06	30-Jun-06	31-Mar-06
Total Revenue (1)	$9,174	$14,732	$12,963	$12,438	$8,554

Expenses:
Operating	284	248	418	499	507
Hotel operating	6,778	9,286	7,560	7,257	6,469
Depreciation and amortization	608	845	990	835	842

Total Expenses	7,670	10,379	8,968	8,591	7,818

Income before minority interest in Operating Partnership	1,504	4,353	3,995	3,847	736

Minority interest in Operating Partnership	224	661	624	603	117

Income from discontinued operations (net of minority interest)	$1,280	$3,692	$3,371	$3,244	$619

Properties (2):	Long Wharf Marriott	Long Wharf Marriott	Long Wharf Marriott	Long Wharf Marriott	Long Wharf Marriott
	Newport Office Park	Newport Office Park	Newport Office Park	Newport Office Park	Newport Office Park

(1)	The impact of the straight-line rent adjustment increased (decreased) revenue by $(5), $530, $352, $(4) and $(4) for the three months ended March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006, respectively.
(2)	Discontinued operations does not include the operations of 5 Times Square and 280 Park Avenue due to the Company’s continuing involvement in the management, for a fee, of these properties subsequent to the sales through agreements with the buyers. Newport Office Park was classified as Held for Sale at March 31, 2007.

Boston Properties, Inc.

First Quarter 2007

CAPITAL STRUCTURE

Debt

(in thousands)

Aggregate Principal March 31, 2007
Mortgage Notes Payable	$2,973,571

Unsecured Line of Credit	—

Unsecured Senior Notes, net of discount	1,471,583

Unsecured Exchangeable Senior Notes	1,290,985

Total Debt	$5,736,139

Boston Properties Limited Partnership Unsecured Senior Notes
Settlement Date	5/22/03	3/18/03	1/17/03	12/13/02	Total/Average
Principal Amount	$250,000	$300,000	$175,000	$750,000	$1,475,000
Yield (on issue date)	5.075%	5.636%	6.280%	6.296%	5.95%
Coupon	5.000%	5.625%	6.250%	6.250%	5.91%
Discount	99.329%	99.898%	99.763%	99.650%	99.66%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$1,249	$226	$286	$1,656	3,417

Unsecured Senior Notes, net of discount	$248,751	$299,774	$174,714	$748,344	$1,471,583

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes
Settlement Date	2/6/2007	4/6/2006
Principal Amount	$862,500 (1)	$450,000 (2)	$1,312,500
Yield (on issue date)	3.438%	3.750%	3.545%
Coupon	2.875%	3.750%
First Optional Redemption Date	2/20/2012	5/18/2013
Maturity Date	2/15/2037	5/15/2036
Discount	21,515	—	21,515

Unsecured Senior Exchangable Notes	$840,985	$450,000	$1,290,985

(1)	The initial exchange rate is equivalent to an initial exchange price of approximately $151.31 per share of Boston Properties, Inc.’s common stock.
(2)	The initial exchange rate is equivalent to an initial exchange price of approximately $111.78 per share of Boston Properties, Inc.’s common stock.

In connection with the special dividend declared on December 18, 2006, the exchange rate was adjusted to an exchange price of approximately $106.50 per share.

Equity

(in thousands)

	Shares/ Units Outstanding as of 3/31/07	Common Stock Equivalents		Equivalent (2)
Common Stock	118,970	118,970	(3)	$13,967,078
Common Operating Partnership Units	20,996	20,996	(4)	2,464,930
Series Two Preferred Operating Partnership Units	1,277	1,676		196,762

Total Equity		141,642		$16,628,771

Total Debt				$5,736,139

Total Market Capitalization				$22,364,910

(2)	Value based on March 31, 2007 closing price of $117.40 per share of common stock.
(3)	Includes 115 shares of restricted stock.
(4)	Includes 673 long-term incentive plan units.

Boston Properties, Inc.

First Quarter 2007

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2007	2008	2009	2010	2011	Thereafter	Total
Floating Rate Debt	$—	$—	$200,230	$—	$—	$—	$200,230
Fixed Rate Debt	35,179	799,691	186,454	132,742	545,017	3,836,826	5,535,909

Total Debt	$35,179	$799,691	$386,684	$132,742	$545,017	$3,836,826	$5,736,139

Weighted Average Floating Rate Debt	—	—	5.90%	—	—	—	5.90%
Weighted Average Fixed Rate Debt	7.11%	6.83%	7.09%	7.93%	7.22%	5.11%	5.71%

Total Weighted Average Rate	7.11%	6.83%	6.47%	7.93%	7.22%	5.11%	5.72%

Unsecured Debt

Unsecured Line of Credit—Matures August 3, 2010

(in thousands)

Facility	Outstanding @ 3/31/2007	Letters of Credit	Remaining Capacity @ 3/31/2007
$ 605,000	$—	$28,496	$576,504

Unsecured and Secured Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	48.16%	4.83%	6.0 years
Secured Debt	51.84%	6.55%	5.1 years

Total Debt	100.00%	5.72%	5.5 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	3.49%	5.90%	2.0 years
Fixed Rate Debt	96.51%	5.71%	5.7 years

Total Debt	100.00%	5.72%	5.5 years

Boston Properties, Inc.

First Quarter 2007

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2007	2008	2009	2010	2011	Thereafter	Total
599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
Citigroup Center	6,221	8,816	9,453	10,136	456,898	—	491,524
Embarcadero Center One and Two	4,444	278,912	—	—	—	—	283,356
Prudential Center	4,190	259,706	—	—	—	—	263,896
250 West 55th Street	—	—	160,000	—	—	—	160,000
Embarcadero Center Four	3,256	129,712	—	—	—	—	132,968
Democracy Center	1,832	2,597	91,132	—	—	—	95,561
One Freedom Square	1,602	2,245	2,375	2,513	2,660	66,093	77,488
Kingstowne Towne Center	1,208	1,897	2,004	2,117	2,236	57,425	66,887
New Dominion Technology Park, Building Two	—	—	—	—	—	63,000	63,000
202, 206 & 214 Carnegie Center	640	916	994	56,306	—	—	58,856
140 Kendrick Street	1,107	1,549	1,637	1,730	1,828	50,291	58,142
New Dominion Technology Park, Building One	704	1,481	1,594	1,715	1,846	47,403	54,743
1330 Connecticut Avenue	1,760	2,452	2,577	2,701	45,021	—	54,511
Reservoir Place	1,275	1,666	48,592	—	—	—	51,533
504, 506 & 508 Carnegie Center	992	40,914	—	—	—	—	41,906
South of Market	—	—	40,230	—	—	—	40,230
10 & 20 Burlington Mall Rd & 91 Hartwell	653	925	994	1,069	32,524	—	36,165
10 Cambridge Center	588	844	916	29,677	—	—	32,025
Sumner Square	488	694	747	804	865	23,826	27,424
Eight Cambridge Center	530	757	819	22,911	—	—	25,017
1301 New York Avenue	1,251	1,781	21,628	—	—	—	24,660
510 Carnegie Center	551	23,519	—	—	—	—	24,070
Reston Corporate Center	558	20,524	—	—		—	21,082
University Place	654	925	992	1,063	1,139	16,220	20,993
Bedford Business Park	675	16,859	—	—		—	17,534

	35,179	799,691	386,684	132,742	545,017	1,074,258	2,973,571

Unsecured Senior Notes	—	—	—	—	—	2,762,568	2,762,568
Unsecured Line of Credit	—	—	—	—	—	—	—

	$35,179	$799,691	$386,684	$132,742	$545,017	$3,836,826	$5,736,139

% of Total Debt	0.61%	13.94%	6.74%	2.31%	9.50%	66.89%	100.00%
Balloon Payments	$—	$759,782	$358,928	$107,339	$528,697	$3,781,924	$5,536,670
Scheduled Amortization	$35,179	$39,909	$27,756	$25,403	$16,320	$54,902	$199,469

Boston Properties, Inc.

First Quarter 2007

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of March 31, 2007 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		March 31, 2007
Total Assets:
Capitalized Property Value		$10,943,387
Cash and Cash Equivalents		2,016,336
Undeveloped Land, at Cost		185,093
Development in Process, at Cost (including Joint Venture %)		574,963

Total Assets		$13,719,778

Unencumbered Assets		$8,253,150

Secured Debt (Fixed and Variable) (1)		$2,952,665
Joint Venture Debt		232,992
Contingent Liabilities & Letters of Credit		36,202
Unsecured Debt (2)		2,787,500

Total Outstanding Debt		$6,009,359

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)		$82,172
Add: Interest Expense (per Consolidated Income Statement)		73,926
Add: Depreciation and Amortization (per Consolidated Income Statement)		70,478
Add: Loss from early extinguishment of debt		722

EBITDA		227,298
Add: Company share of unconsolidated joint venture EBITDA		5,698

Consolidated EBITDA		$232,996

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$73,926
Add: Company share of unconsolidated joint venture interest expense		3,237
Less: Amortization of financing costs		(835)
Less: Interest expense funded by construction loan draws		—

Adjusted Interest Expense		$76,328

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	43.8%
Secured Debt/Total Assets	Less than 50%	23.2%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.05
Unencumbered Assets/ Unsecured Debt	Greater than 150%	296.1%

Unencumbered Consolidated EBITDA		$119,102

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured

Interest Expense)		3.91

% of unencumbered Consolidated EBITDA to Consolidated EBITDA		51.1%

# of unencumbered properties		86

(1)	Excludes Fair Value Adjustment of $20,905.
(2)	Excludes Debt Discount of $24,932.

Boston Properties, Inc.

First Quarter 2007

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of March 31, 2007

	Market Square North	Metropolitan Square	265 Franklin Street (1)	901 New York Avenue	Wisconsin Place (2)(3)	505 9th Street (2)	Value- Added Fund (4)	New York Land Venture (2)	Combined
Total Equity (5)	$5,986	$34,966	$221	$469	$9,598	$22,497	$9,646	$8,572	$91,955

Mortgage/Construction loans payable (5)	$44,794	$66,391	$—	$42,500	$14,164	$26,718	$26,625	$11,800	$232,992

BXP’s nominal ownership percentage	50.00%	51.00%	35.00%	25.00%	23.89%	50.00%	25.00%	50.00%

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2007

	Market Square North	Metropolitan Square	265 Franklin Street (1)	901 New York Avenue		Wisconsin Place (2)(3)	505 9th Street (2)	Value- Added Fund (4)	New York Land Venture (2)	Combined
REVENUE
Total revenue	$5,607	$6,555	$32	$7,642		$—	$—	$3,946	$—	$23,782	(6)

EXPENSES
Operating	2,016	2,703	—	2,470		—	—	1,409	—	8,598

SUBTOTAL	3,591	3,852	32	5,172		—	—	2,537	—	15,184
Interest	1,737	2,682	—	2,231		—	—	1,771	—	8,421
Depreciation and amortization	1,209	1,514	—	1,490		—	—	1,371	—	5,584

SUBTOTAL	2,946	4,196	—	3,721		—	—	3,142	—	14,005
Gains on sale of real estate	—	—	—	—		—	—	—	—	—

NET INCOME/(LOSS)	$645	$(344)	$32	$1,451		$—	$—	$(605)	$—	$1,179

BXP’s share of net income/(loss)	$322	$(175)	$12	$957	(7)	$—	$—	$(151)	$—	$965
BXP’s share of depreciation & amortization	605	772	—	379		—	—	343	—	2,099

BXP’s share of Funds from Operations (FFO)	$927	$597	$12	$1,336		$—	$—	$192	$—	$3,064

(1)	On September 15, 2006, the joint venture sold this property.
(2)	Property is currently not in service (i.e., under construction or undeveloped land).
(3)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(4)	For additional information on the Value-Added Fund, see page 19. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.
(5)	Represents the Company’s share.

(6) The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $486 and ($894), respectively, for the three months ended March 31, 2007.

(7)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

First Quarter 2007

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2007	2008	2009	2010	2011	Thereafter	Total
Metropolitan Square (51%)	$741	$1,061	$1,152	$63,437	$—	$—	$66,391
Market Square North (50%)	819	1,167	1,260	41,548	—	—	44,794
901 New York Avenue (25%)	—	555	635	669	704	39,937	42,500
505 9th Street (50%)	—	—	—	—	—	26,718	26,718	(1)
Wisconsin Place (23.89%)	(45)	1,395	11,719	—	—	—	13,069	(2)
New York Land Venture (50%)	—	11,800	—	—	—	—	11,800
Wisconsin Place Retail (5%)	—	—	—	1,095	—	—	1,095

	$1,515	$15,978	$14,766	$106,749	$704	$66,655	$206,367

Weighted Average Rate (2)	7.95%	7.54%	6.98%	7.99%	5.19%	5.53%	7.07%
% of Total Debt	0.73%	7.74%	7.16%	51.73%	0.34%	32.30%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	16.64%	7.03%	1.3 years
Fixed Rate Debt	83.36%	7.08%	5.2 years

Total Debt	100.00%	7.07%	4.5 years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund, see page 19 for additional information on debt pertaining to the Value-Added Fund.
(1)	Amount represents outstanding construction financing under a $60.0 million loan commitment (of which the Company’s share is $30.0 million), which bears interest at a fixed rate of 5.73% per annum, and a $35.0 million loan commitment (of which the Company’s share is $17.5 million), which bears interest at a variable rate of LIBOR plus 1.25% per annum. The financing is convertible to a ten-year fixed rate loan in October 2007 at an interest rate of 5.73% per annum with a provision for an increase in the borrowing capacity by $35.0 million (of which the Company’s share would be $17.5 million). The conversion is subject to conditions which the Company expects to satisfy.
(2)	Approximately $11.7 million represents construction loan financing which matures in 2009. The remaining amount represents a seller financed non-interest bearing purchase money mortgage and includes adjustments to reflect the fair value of the note. The weighted-average interest rates exclude the impact of this loan.

Boston Properties, Inc.

First Quarter 2007

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Company intends to leverage its regional operating platform to source and acquire properties that will generate opportunity for value creation through repositioning, capital improvements and/or leasing strategies. The Value-Added Fund has total equity commitments of $140 million. The investment period expired on October 25, 2006. The Company will receive asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

The Company’s interest in the Value-Added Fund is 25%. The investment in the Value-Added Fund is not included in the Company’s portfolio information tables or any other portfolio level statistics.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF	Mortgage Notes Payable (1)
Worldgate Plaza, Herndon, VA	4	322,328	93.8%	$37.58	$14,250	(2)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	7.35	1,875	(3)
Circle Star, San Carlos, CA	2	205,994	87.8%	50.19	10,500	(4)

Total	7	639,204	92.9%	$33.74	$26,625

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2007

Value-Added Fund
REVENUE
Total revenue (5)	$3,946

EXPENSES
Operating	1,409

SUBTOTAL	2,537

Interest	1,771
Depreciation and amortization	1,371

NET LOSS	$(605)

Company’s share of net loss	$(151)
Company’s share of depreciation & amortization	343

Company’s share of Funds from Operations (FFO)	$192

The Company’s Equity in the Value-Added Fund	$9,646

(1)	Represents the Company’s share.
(2)	The mortgage bears interest at LIBOR plus 0.89% per annum and matures December 1, 2007 with two one-year extension options. As of March 31, 2007, the interest rate was 6.21% per annum.
(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(4)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.
(5)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $233 and ($894), respectively for the three months ended March 31, 2007.

Boston Properties, Inc.

First Quarter 2007

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Consolidated Net Operating Income of In-Service Properties by Location and Type of

Property for the Quarter Ended March 31, 2007 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	8,141,730		22.0%	838,710	2.1%	8,980,440		29.2%	0.3%	24.4%
Greater Washington	8,177,722	(5)	19.3%	954,395	1.5%	9,132,117	(5)	29.7%	—	20.8%
Greater San Francisco	4,762,466		14.1%	—	—	4,762,466		15.5%	—	14.1%
Midtown Manhattan	5,515,919		36.5%	—	—	5,515,919		18.0%	—	36.5%
Princeton/East Brunswick, NJ	2,320,194		4.2%	—	—	2,320,194		7.6%	—	4.2%

	28,918,031		96.1%	1,793,105	3.6%	30,711,136		100.0%	0.3%	100.0%

% of Total	94.2%			5.8%		100.0%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Greater Boston	17.8%	6.6%	24.4%
Greater Washington	6.9%	13.9%	20.8%
Greater San Francisco	11.4%	2.7%	14.1%
Midtown Manhattan	36.5%	—	36.5%
Princeton/East Brunswick, NJ	—	4.2%	4.2%

Total	72.6%	27.4%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Cambridge Center Marriott, Cambridge, MA	431	330,400

Total Hotel Properties	431	330,400

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	33,758	10,485,932

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of consolidated NOI to net income availabe to common shareholders, see page 44. For disclosures relating to our use of NOI see page 51. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.
(3)	Includes approximately 1,400,000 square feet of retail space.
(4)	The calculation for percentage of Net Operating Income excludes termination income.
(5)	Includes 586,478 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties.

Boston Properties, Inc.

First Quarter 2007

In-Service Property Listing

as of March 31, 2007

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)		Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street—The Prudential Center	CBD Boston MA	1	1,189,444	91.2%	$37.33	Y		CBD
111 Huntington Avenue—The Prudential Center	CBD Boston MA	1	857,386	100.0%	52.92	N		CBD
101 Huntington Avenue—The Prudential Center	CBD Boston MA	1	505,939	100.0%	37.23	Y		CBD
The Shops at the Prudential Center	CBD Boston MA	1	500,767	96.4%	64.90	Y	(1)	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	50.56	N		CBD
One Cambridge Center	East Cambridge MA	1	215,385	87.9%	38.15	N		CBD
Three Cambridge Center	East Cambridge MA	1	108,152	100.0%	28.66	N		CBD
(2) Four Cambridge Center	East Cambridge MA	1	198,295	66.0%	37.27	N		CBD
(2) Five Cambridge Center	East Cambridge MA	1	237,752	68.3%	32.02	N		CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	35.32	Y		CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	40.08	Y		CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	44.07	N		CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	38.45	Y		CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	526,998	86.9%	30.17	Y		S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	27.22	N		S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	29.49	Y		S
230 CityPoint (formerly Prospect Place)	Route 128 Mass Turnpike MA	1	298,893	65.9%	29.90	N		S
(3) Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	85.8%	25.75	N		S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	51.13	N		S
200 West Street	Route 128 Mass Turnpike MA	1	248,311	92.1%	33.26	N		S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	98.1%	34.41	N		S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,048	88.7%	22.25	Y		S
Bedford Business Park	Route 128 Northwest MA	1	92,274	15.9%	22.68	Y		S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	30.10	N		S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	88.3%	24.43	Y		S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	53.35	N		S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	22.49	N		S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	30.32	N		S
Lexington Office Park	Route 128 Northwest MA	2	166,689	96.4%	24.30	N		S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	30.89	N		S
181 Spring Street	Route 128 Northwest MA	1	55,793	89.8%	33.19	N		S
201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	36.26	N		S
40 Shattuck Road	Route 128 Northwest MA	1	120,000	95.6%	25.94	N		S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	22.00	N		S
Newport Office Park	Route 128 South MA	1	171,957	97.4%	21.72	N		S

		42	8,141,730	92.2%	$37.26

Office/Technical
(2) Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	91.29	N		CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	22.28	N		CBD
(2)(3) 103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	19.78	N		S
Bedford Business Park	Route 128 Northwest MA	2	383,704	33.9%	18.49	Y		S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.00	N		S
164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	12.72	N		S

		7	838,710	66.7%	$48.27

	Total Greater Boston:	49	8,980,440	89.8%	$38.02

Boston Properties, Inc.

First Quarter 2007

In-Service Property Listing (continued)

as of March 31, 2007

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
(2) Capital Gallery	Southwest Washington DC	1	614,482	90.1%	$42.44	N	CBD
500 E Street, S. W.	Southwest Washington DC	1	246,057	100.0%	35.35	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	586,478	100.0%	47.02	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,358	100.0%	30.92	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	53.70	Y	CBD
901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.4%	53.60	Y	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	45.83	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	49.80	Y	CBD
Sumner Square	CBD Washington DC	1	208,665	99.8%	42.33	Y	CBD
Democracy Center	Montgomery County MD	3	685,028	83.7%	32.02	Y	S
Montvale Center	Montgomery County MD	1	122,881	85.1%	25.24	N	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	39.27	N	S
Orbital Sciences 1,2&3	Loudoun County	3	337,228	100.0%	26.09	N	S
(2) Kingstowne Towne Center	Fairfax County VA	3	396,257	95.5%	29.68	Y	S
One Freedom Square	Fairfax County VA	1	414,207	100.0%	37.60	Y	S
Two Freedom Square	Fairfax County VA	1	421,676	100.0%	39.40	N	S
One Reston Overlook	Fairfax County VA	1	312,685	100.0%	27.37	N	S
Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	29.01	N	S
One and Two Discovery Square	Fairfax County VA	2	367,018	100.0%	40.89	N	S
New Dominion Technology Park—Building One	Fairfax County VA	1	235,201	100.0%	32.09	Y	S
New Dominion Technology Park—Building Two	Fairfax County VA	1	257,400	100.0%	41.34	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	32.01	Y	S
(2) 12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	34.99	N	S
12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	33.75	N	S
12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	33.92	N	S

		33	8,177,722	97.4%	$38.91

Office/Technical
Broad Run Business Park	Loudoun County	1	127,070	100.0%	19.86	N	S
(2)(3) 6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	11.99	N	S
(2)(3) 6605 Springfield Center Drive	Fairfax County VA	1	71,000	100.0%	9.80	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	19.00	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	21.83	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	19.47	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	15.53	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	17.19	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.98	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.93	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.33	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.85	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	16.38	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	25.35	N	S

		14	954,395	100.0%	$17.67

	Total Greater Washington:	47	9,132,117	97.7%	$36.63

Boston Properties, Inc.

First Quarter 2007

In-Service Property Listing (continued)

as of March 31, 2007

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,018,291	97.8%	$68.47	Y	CBD
Citigroup Center	Park Avenue NY	1	1,561,277	99.9%	71.44	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,697,564	99.8%	80.20	N	CBD
Times Square Tower	Times Square NY	1	1,238,787	100.0%	64.05	N	CBD

	Total Midtown Manhattan:	4	5,515,919	99.5%	$71.94

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$26.92	N	S
104 Carnegie Center	Princeton NJ	1	102,830	89.5%	32.48	N	S
105 Carnegie Center	Princeton NJ	1	70,029	46.9%	23.93	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	28.39	N	S
202 Carnegie Center	Princeton NJ	1	128,705	82.9%	30.16	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	30.66	Y	S
210 Carnegie Center	Princeton NJ	1	161,776	74.5%	33.00	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	30.59	N	S
212 Carnegie Center	Princeton NJ	1	149,398	100.0%	35.27	N	S
214 Carnegie Center	Princeton NJ	1	150,774	71.8%	30.01	Y	S
302 Carnegie Center	Princeton NJ	1	64,726	100.0%	36.29	N	S
502 Carnegie Center	Princeton NJ	1	116,855	100.0%	34.96	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.81	Y	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	35.60	Y	S
508 Carnegie Center	Princeton NJ	1	131,085	100.0%	30.00	Y	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	25.80	Y	S
One Tower Center	East Brunswick NJ	1	412,706	64.8%	37.39	N	S

	Total Princeton/East Brunswick, NJ:	16	2,320,194	87.1%	$31.87

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	821,991	83.8%	$46.29	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	774,736	87.1%	47.15	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	767,655	94.2%	41.67	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	934,532	87.4%	59.14	Y	CBD
611 Gateway	South San Francisco CA	1	256,302	100.0%	32.72	N	S
601 and 651 Gateway	South San Francisco CA	2	505,813	92.2%	28.29	N	S
(2) 303 Almaden	San Jose, CA	1	157,537	93.3%	$30.62	N	CBD
(2) 3200 Zanker Road	San Jose, CA	4	543,900	100.0%	$14.10	N	S

	Total Greater San Francisco:	12	4,762,466	90.6%	$40.74

	Total In-Service Properties:	128	30,711,136	93.8%	$44.03

(1)	93,181 square feet of space is unencumbered.
(2)	Not included in same property analysis.
(3)	Property positioned for future redevelopment.

Boston Properties, Inc.

First Quarter 2007

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio
1	US Government	1,624,697	(1)	5.29%
2	Lockheed Martin	1,294,292		4.21%
3	Citibank NA	1,127,213		3.67%
4	Genentech	553,799		1.80%
5	Shearman & Sterling	517,658		1.69%
6	Gillette	484,051		1.58%
7	Kirkland & Ellis	473,161	(2)	1.54%
8	Lehman Brothers	436,723		1.42%
9	Parametric Technology	380,987		1.24%
10	Washington Group International	365,245		1.19%
11	Finnegan Henderson Farabow	349,146	(3)	1.14%
12	Ann Taylor	338,942		1.10%
13	Orbital Sciences	337,228		1.10%
14	Northrop Grumman	327,677		1.07%
15	MIT	313,048		1.02%
16	Accenture	299,022		0.97%
17	Bingham McCutchen	291,415		0.95%
18	Akin Gump Strauss Hauer & Feld	290,132		0.94%
19	Biogen Idec	282,464		0.92%
20	O’Melveny & Myers	268,733		0.88%

	Total % of Portfolio Square Feet			33.72%
	Total % of Portfolio Revenue			36.86%

Major Future Signed Deals

Tenant	Property		Sq. Ft.
DLA Piper Rudnick Gray Cary US LLP	505 9th Street	(4)	231,748

(1)	Includes 96,660 square feet of space in properties in which Boston Properties has a 51% and 50% interest.
(2)	Includes 218,134 square feet of space in a property in which Boston Properties has a 51% interest.
(3)	Includes 251,941 square feet of space in a property in which Boston Properties has a 25% interest.
(4)	Property is currently in development. Boston Properties has a 50% interest in this property.

TENANT DIVERSIFICATION (GROSS RENT) *

[GRAPHIC APPEARS HERE]

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

First Quarter 2007

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2007	1,204,561	$43,032,342	$35.72	$43,011,418	$35.71	4.36%
2008	1,500,882	61,240,884	40.80	61,804,347	41.18	5.44%
2009	2,697,970	102,814,692	38.11	106,835,386	39.60	9.77%
2010	2,508,743	93,895,263	37.43	98,744,417	39.36	9.09%
2011	2,859,626	119,473,695	41.78	126,627,961	44.28	10.36%
2012	2,270,079	95,460,259	42.05	102,416,918	45.12	8.22%
2013	653,820	27,037,604	41.35	32,883,111	50.29	2.37%
2014	1,964,674	69,020,132	35.13	77,097,035	39.24	7.12%
2015	1,586,438	59,515,430	37.52	68,672,151	43.29	5.75%
2016	2,541,493	140,160,642	55.15	153,915,898	60.56	9.20%
Thereafter	5,968,851	328,869,846	55.10	392,876,614	65.82	21.62%

Occupancy By Location*

	CBD		Suburban		Total
Location	31-Mar-07	31-Mar-06	31-Mar-07	31-Mar-06	31-Mar-07	31-Mar-06
Midtown Manhattan	99.5%	98.9%	n/a	n/a	99.5%	98.9%
Greater Boston	93.5%	90.6%	90.6%	91.1%	92.2%	90.8%
Greater Washington	98.1%	98.6%	96.9%	96.5%	97.4%	97.4%
Greater San Francisco	88.2%	89.2%	97.0%	89.3%	90.6%	89.3%
Princeton/East Brunswick, NJ	n/a	n/a	87.1%	87.2%	87.1%	87.2%

Total Portfolio	95.3%	95.2%	93.1%	92.3%	94.4%	94.1%

*	Includes approximately 1,400,000 square feet of retail space.

BOSTON PROPERTIES, INC.

FIRST QUARTER 2007

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2007	336,332	$5,551,063	$16.50	$5,551,063	$16.50	18.76%
2008	87,008	1,633,572	18.77	1,664,288	19.13	4.85%
2009	78,908	1,614,132	20.46	1,672,657	21.20	4.40%
2010	196,784	3,275,822	16.65	3,551,010	18.05	10.97%
2011	57,321	890,329	15.53	890,329	15.53	3.20%
2012	119,412	2,491,008	20.86	2,642,572	22.13	6.66%
2013	80,000	1,468,481	18.36	1,548,481	19.36	4.46%
2014	274,821	5,068,079	18.44	5,693,525	20.72	15.33%
2015	—	—	—	—	—	0.00%
2016	257,755	21,184,170	82.19	21,617,112	83.87	14.37%
Thereafter	—	—	—	—	—	0.00%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-07	31-Mar-06	31-Mar-07	31-Mar-06	31-Mar-07	31-Mar-06
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	48.2%	100.0%	66.7%	100.0%
Greater Washington	n/a	n/a	100.0%	96.1%	100.0%	96.1%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	81.3%	97.5%	84.4%	97.9%

Boston Properties, Inc.

First Quarter 2007

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet
2007	35,470	$3,022,794	$85.22	(1)	$3,308,814	$93.28	(1)	2.67%
2008	72,217	$4,691,752	64.97	(2)	$4,750,278	65.78	(2)	5.43%
2009	62,907	$3,299,936	52.46		$3,332,898	52.98		4.73%
2010	94,807	$3,484,655	36.76		$3,583,274	37.80		7.12%
2011	67,507	$4,305,334	63.78		$4,538,350	67.23		5.07%
2012	111,354	$5,948,180	53.42		$6,369,435	57.20		8.37%
2013	55,025	$4,734,057	86.03		$5,061,114	91.98		4.13%
2014	60,388	$4,637,646	76.80		$5,186,735	85.89		4.54%
2015	99,278	$8,671,643	87.35		$9,296,904	93.65		7.46%
2016	99,451	$6,779,212	68.17		$7,317,404	73.58		7.47%
Thereafter	572,323	$27,470,860	48.00		$33,883,454	59.20		43.01%

(1)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $53.10 and $53.10 in 2007.
(2)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $59.94 and $60.12 in 2008.

BOSTON PROPERTIES, INC.

FIRST QUARTER 2007

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2007	1,576,363	$51,606,199	$32.74	$51,871,296	$32.91	5.1%
2008	1,660,107	67,566,208	40.70	68,218,913	41.09	5.4%
2009	2,839,785	107,728,760	37.94	111,840,942	39.38	9.2%
2010	2,800,334	100,655,740	35.94	105,878,702	37.81	9.1%
2011	2,984,454	124,669,358	41.77	132,056,640	44.25	9.7%
2012	2,500,845	103,899,446	41.55	111,428,925	44.56	8.1%
2013	788,845	33,240,142	42.14	39,492,706	50.06	2.6%
2014	2,299,883	78,725,857	34.23	87,977,295	38.25	7.5%
2015	1,685,716	68,187,072	40.45	77,969,055	46.25	5.5%
2016	2,898,699	168,124,024	58.00	182,850,414	63.08	9.4%
Thereafter	6,541,174	356,340,706	54.48	426,760,068	65.24	21.3%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-07	31-Mar-06	31-Mar-07	31-Mar-06	31-Mar-07	31-Mar-06
Midtown Manhattan	99.5%	98.9%	n/a	n/a	99.5%	98.9%
Greater Boston	93.9%	91.2%	85.1%	92.2%	89.8%	91.6%
Greater Washington	98.1%	98.6%	97.4%	96.4%	97.7%	97.2%
Greater San Francisco	88.2%	89.2%	97.0%	89.3%	90.6%	89.3%
Princeton/East Brunswick, NJ		n/a	87.1%	87.2%	87.1%	87.2%

Total Portfolio	95.4%	95.2%	91.8%	92.8%	93.8%	94.3%

Boston Properties, Inc.

First Quarter 2007

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	290,758	$10,397,034	$35.76	$10,397,034	$35.76		144,140	$2,201,269	$15.27	$2,201,269	$15.27
2008	756,138	23,099,608	30.55	23,289,796	30.80		—	—	—	—	—
2009	1,443,166	51,207,863	35.48	54,402,237	37.70		—	—	—	—	—
2010	448,289	13,828,847	30.85	14,709,850	32.81		36,528	725,811	19.87	908,451	24.87
2011	1,316,055	49,934,594	37.94	53,321,573	40.52		—	—	—	—	—
2012	886,488	33,262,695	37.52	34,707,027	39.15		67,362	1,501,017	22.28	1,652,582	24.53
2013	211,559	9,479,349	44.81	10,614,948	50.17		80,000	1,468,481	18.36	1,548,481	19.36
2014	547,955	20,646,931	37.68	22,277,468	40.66		—	—	—	—	—
2015	246,454	9,160,934	37.17	10,057,971	40.81		—	—	—	—	—
2016	215,172	6,729,471	31.27	7,276,999	33.82		225,532	20,673,005	91.66	20,972,963	92.99
Thereafter	362,968	14,289,467	39.37	18,359,910	50.58		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	9,835	$1,842,662	$187.36	$2,128,682	$216.44	(1)	444,733	$14,440,965	$32.47	$14,726,985	$33.11
2008	8,161	1,281,888	157.07	1,327,224	162.63	(2)	764,299	24,381,496	31.90	24,617,020	32.21
2009	9,543	1,089,062	114.12	1,096,178	114.87		1,452,709	52,296,925	36.00	55,498,416	38.20
2010	43,553	946,089	21.72	967,925	22.22		528,370	15,500,747	29.34	16,586,226	31.39
2011	14,699	1,178,912	80.20	1,222,401	83.16		1,330,754	51,113,506	38.41	54,543,974	40.99
2012	62,876	2,621,579	41.69	2,695,112	42.86		1,016,726	37,385,292	36.77	39,054,722	38.41
2013	27,848	3,244,777	116.52	3,387,849	121.66		319,407	14,192,607	44.43	15,551,278	48.69
2014	19,902	2,266,387	113.88	2,413,402	121.26		567,857	22,913,318	40.35	24,690,870	43.48
2015	43,651	6,084,321	139.39	6,407,166	146.78		290,105	15,245,254	52.55	16,465,137	56.76
2016	14,617	1,759,829	120.40	1,896,567	129.75		455,321	29,162,306	64.05	30,146,529	66.21
Thereafter	391,010	14,327,632	36.64	16,351,338	41.82		753,978	28,617,099	37.95	34,711,249	46.04

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $73.28 and $73.28 in 2007.
(2)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $112.58 and $112.58 in 2008.

Boston Properties, Inc.

First Quarter 2007

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2007	167,662	5,600,810	33.41	5,600,810	33.41		—	—	—	—	—
Q3 2007	33,017	1,031,923	31.25	1,031,923	31.25		144,140	2,201,269	15.27	2,201,269	15.27
Q4 2007	90,079	3,764,301	41.79	3,764,301	41.79		—	—	—	—	—

Total 2007	290,758	$10,397,034	$35.76	$10,397,034	$35.76		144,140	2,201,269	15.27	2,201,269	15.27

Q1 2008	239,211	$6,734,560	$28.15	$6,841,752	$28.60		—	$—	$—	$—	$—
Q2 2008	266,336	8,669,215	32.55	8,734,244	32.79		—	—	—	—	—
Q3 2008	128,437	3,629,606	28.26	3,622,660	28.21		—	—	—	—	—
Q4 2008	122,154	4,066,227	33.29	4,091,139	33.49		—	—	—	—	—

Total 2008	756,138	$23,099,608	$30.55	$23,289,796	$30.80		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2007	5,597	1,084,428	193.75	1,149,828	205.44		173,259	6,685,238	38.59	6,750,638	38.96
Q3 2007	4	207,996	51,999.00	224,796	56,199.00		177,161	3,441,188	19.42	3,457,988	19.52
Q4 2007	4,234	550,238	129.96	754,058	178.10		94,313	4,314,539	45.75	4,518,359	47.91

Total 2007	9,835	1,842,662	$187.36	$2,128,682	$216.44	(1)	444,733	$14,440,965	$32.47	$14,726,985	$33.11

Q1 2008	2,691	$461,186.76	$171.38	461,187	$171.38		241,902	$7,195,746	$29.75	$7,302,939	$30.19
Q2 2008	—	—	—	—	—		266,336	8,669,215	32.55	8,734,244	32.79
Q3 2008	—	—	—	—	—		128,437	3,629,606	28.26	3,622,660	28.21
Q4 2008	5,470	820,701	150.04	866,037	158.32		127,624	4,886,928	38.29	4,957,176	38.84

Total 2008	8,161	$1,281,888	$157.07	$1,327,224	$162.63	(2)	764,299	$24,381,496	$31.90	$24,617,020	$32.21

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $73.28 and $73.28 in 2007.
(2)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $112.58 and $112.58 in 2008.

Boston Properties, Inc.

First Quarter 2007

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	299,498	$10,336,656	$34.51	$10,336,656	$34.51	192,192	$3,349,794	$17.43	$3,349,794	$17.43
2008	160,305	5,810,498	36.25	5,941,231	37.06	87,008	1,633,572	18.77	1,664,288	19.13
2009	709,818	25,638,655	36.12	26,108,760	36.78	78,908	1,614,132	20.46	1,672,657	21.20
2010	901,809	37,070,124	41.11	39,062,495	43.32	160,256	2,550,010	15.91	2,642,559	16.49
2011	811,632	29,510,138	36.36	31,967,453	39.39	57,321	890,329	15.53	890,329	15.53
2012	1,010,881	38,732,313	38.32	42,253,352	41.80	52,050	989,990	19.02	989,990	19.02
2013	90,526	2,866,428	31.66	3,158,864	34.89	—	—	—	—	—
2014	459,115	16,871,566	36.75	19,705,475	42.92	274,821	5,068,079	18.44	5,693,525	20.72
2015	784,442	30,400,946	38.75	35,816,281	45.66	—	—	—	—	—
2016	418,624	12,629,485	30.17	15,829,800	37.81	32,223	511,165	15.86	644,149	19.99
Thereafter	2,033,795	90,504,270	44.50	110,725,052	54.44	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	5,797	74,061	12.78	74,061	12.78	497,487	$13,760,510	$27.66	$13,760,510	$27.66
2008	18,152	809,070	44.57	819,587	45.15	265,465	8,253,139	31.09	8,425,105	31.74
2009	22,679	789,637	34.82	813,555	35.87	811,405	28,042,424	34.56	28,594,972	35.24
2010	13,587	600,988	44.23	638,822	47.02	1,075,652	40,221,122	37.39	42,343,875	39.37
2011	18,533	850,068	45.87	872,954	47.10	887,486	31,250,535	35.21	33,730,736	38.01
2012	12,736	460,346	36.15	544,463	42.75	1,075,667	40,182,650	37.36	43,787,805	40.71
2013	13,377	647,840	48.43	750,243	56.08	103,903	3,514,268	33.82	3,909,107	37.62
2014	20,753	610,404	29.41	701,030	33.78	754,689	22,550,049	29.88	26,100,030	34.58
2015	24,704	1,065,216	43.12	1,176,113	47.61	809,146	31,466,162	38.89	36,992,394	45.72
2016	25,576	1,178,199	46.07	1,125,978	44.02	476,423	14,318,849	30.05	17,599,926	36.94
Thereafter	102,593	2,986,312	29.11	3,995,036	38.94	2,136,388	93,490,582	43.76	114,720,088	53.70

Boston Properties, Inc.

First Quarter 2007

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	42,887	1,619,808	37.77	1,619,808	37.77	71,000	696,000	9.80	696,000	9.80
Q3 2007	184,350	6,351,849	34.46	6,351,849	34.46	9,820	105,968	10.79	105,968	10.79
Q4 2007	72,261	2,364,998	32.73	2,364,998	32.73	111,372	2,547,826	22.88	2,547,826	22.88

Total 2007	299,498	$10,336,656	$34.51	$10,336,656	$34.51	192,192	$3,349,794	$17.43	$3,349,794	$17.43

Q1 2008	35,095	$1,239,508	$35.32	$1,254,636	$35.75	—	$—	$—	$—	$—
Q2 2008	58,532	2,228,985	38.08	2,283,712	39.02	23,439	397,298	16.95	407,287	17.38
Q3 2008	40,506	1,448,249	35.75	1,488,349	36.74	16,568	210,357	12.70	216,688	13.08
Q4 2008	26,172	893,755	34.15	914,534	34.94	47,001	1,025,917	21.83	1,040,313	22.13

Total 2008	160,305	$5,810,498	$36.25	$5,941,231	$37.06	87,008	$1,633,572	$18.77	$1,664,288	$19.13

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	5,797	74,061	12.78	74,061	12.78	119,684	2,389,869	19.97	2,389,869	19.97
Q3 2007	—	—	—	—	—	194,170	6,457,818	33.26	6,457,818	33.26
Q4 2007	—	—	—	—	—	183,633	4,912,824	26.75	4,912,824	26.75

Total 2007	5,797	$74,061	$12.78	74,061	$12.78	497,487	$13,760,510	$27.66	13,760,510	$27.66

Q1 2008	—	$—	$—	$—	$—	35,095	$1,239,508	$35.32	$1,254,636	$35.75
Q2 2008	—	—	—	—	—	81,971	2,626,283	32.04	2,690,999	32.83
Q3 2008	18,152	809,070	44.57	819,587	45.15	75,226	2,467,676	32.80	2,524,623	33.56
Q4 2008	—	—	—	—	—	73,173	1,919,672	26.23	1,954,847	26.72

Total 2008	18,152	$809,070	$44.57	$819,587	$45.15	265,465	$8,253,139	$31.09	$8,425,105	$31.74

Boston Properties, Inc.

First Quarter 2007

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	280,582	$10,837,849	$38.63	$10,816,419	$38.55	—	$—	$—	$—	$—
2008	257,173	9,862,239	38.35	9,917,699	38.56	—	—	—	—	—
2009	160,537	7,369,621	45.91	7,503,089	46.74	—	—	—	—	—
2010	775,342	20,148,417	25.99	21,782,404	28.09	—	—	—	—	—
2011	279,763	21,330,822	76.25	21,741,732	77.71	—	—	—	—	—
2012	167,839	7,877,275	46.93	8,499,426	50.64	—	—	—	—	—
2013	150,991	6,117,244	40.51	6,904,172	45.73	—	—	—	—	—
2014	425,456	15,877,268	37.32	17,822,899	41.89	—	—	—	—	—
2015	335,528	11,363,778	33.87	13,234,220	39.44	—	—	—	—	—
2016	861,944	35,013,765	40.62	37,977,493	44.06	—	—	—	—	—
Thereafter	347,860	14,726,639	42.33	17,029,104	48.95	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	19,838	$1,089,271	$54.91	$1,089,271	$54.91	300,420	$11,927,121	$39.70	$11,905,691	$39.63
2008	35,796	1,878,035	52.46	1,876,931	52.43	292,969	11,740,274	40.07	11,794,629	40.26
2009	30,685	1,421,237	46.32	1,423,165	46.38	191,222	8,790,857	45.97	8,926,254	46.68
2010	37,667	1,937,578	51.44	1,976,527	52.47	813,009	22,085,994	27.17	23,758,931	29.22
2011	19,725	847,628	42.97	900,276	45.64	299,488	22,178,450	74.05	22,642,008	75.60
2012	29,692	2,127,618	71.66	2,255,851	75.98	197,531	10,004,893	50.65	10,755,277	54.45
2013	13,800	841,440	60.97	923,022	66.89	164,791	6,958,684	42.23	7,827,194	47.50
2014	8,365	546,986	65.39	603,099	72.10	433,821	16,424,254	37.86	18,425,998	42.47
2015	30,923	1,522,106	49.22	1,713,626	55.42	366,451	12,885,884	35.16	14,947,846	40.79
2016	7,887	449,718	57.02	498,072	63.15	869,831	35,463,484	40.77	38,475,565	44.23
Thereafter	2,428	211,819	87.24	170,115	70.06	350,288	14,938,458	42.65	17,199,219	49.10

Boston Properties, Inc.

First Quarter 2007

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	182,729	6,278,436	34.36	6,278,436	34.36	—	—	—	—	—
Q3 2007	88,145	4,183,962	47.47	4,162,532	47.22	—	—	—	—	—
Q4 2007	9,708	375,452	38.67	375,452	38.67	—	—	—	—	—

Total 2007	280,582	$10,837,849	$38.63	$10,816,419	$38.55	—	—	—	—	—

Q1 2008	144,450	$5,664,468	$39.21	$5,681,188	$39.33	—	$—	$—	$—	$—
Q2 2008	22,181	889,244	40.09	900,637	40.60	—	—	—	—	—
Q3 2008	53,462	1,986,002	37.15	2,003,254	37.47	—	—	—	—	—
Q4 2008	37,080	1,322,526	35.67	1,332,620	35.94	—	—	—	—	—

Total 2008	257,173	$9,862,239	$38.35	$9,917,699	$38.56	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	2,134	136,266	63.85	136,266	63.85	184,863	6,414,702	34.70	6,414,702	34.70
Q3 2007	10,288	707,470	68.77	707,470	68.77	98,433	4,891,431	49.69	4,870,001	49.48
Q4 2007	7,416	245,535	33.11	245,535	33.11	17,124	620,987	36.26	620,987	36.26

Total 2007	19,838	$1,089,271	$54.91	$1,089,271	$54.91	300,420	$11,927,121	$39.70	$11,905,691	$39.63

Q1 2008	5,933	$317,690	$53.55	$317,690	$53.55	150,383	$5,982,158	$39.78	$5,998,877	39.89
Q2 2008	2,906	136,314	46.91	130,314	44.84	25,087	1,025,558	40.88	1,030,952	41.10
Q3 2008	13,152	753,574	57.30	753,574	57.30	66,614	2,739,575	41.13	2,756,828	41.39
Q4 2008	13,805	670,457	48.57	675,353	48.92	50,885	1,992,983	39.17	2,007,972	39.46

Total 2008	35,796	1,878,035	52.46	1,876,931	52.43	292,969	$11,740,274	$40.07	$11,794,629	$40.26

Boston Properties, Inc.

First Quarter 2007

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations—Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	7,781	$494,314	$63.53	$494,821	$63.59	—	$—	$—	$—	$—
2008	313,435	22,022,699	70.26	22,195,950	70.82	—	—	—	—	—
2009	138,519	9,770,916	70.54	9,904,286	71.50	—	—	—	—	—
2010	258,452	18,359,360	71.04	18,662,820	72.21	—	—	—	—	—
2011	99,909	6,925,078	69.31	7,317,450	73.24	—	—	—	—	—
2012	169,943	14,371,340	84.57	15,766,614	92.78	—	—	—	—	—
2013	56,636	4,074,278	71.94	7,264,802	128.27	—	—	—	—	—
2014	4,172	242,810	58.20	287,451	68.90	—	—	—	—	—
2015	65,862	4,285,618	65.07	4,603,422	69.89	—	—	—	—	—
2016	1,045,753	85,787,920	82.03	92,831,606	88.77	—	—	—	—	—
Thereafter	3,154,877	207,052,178	65.63	244,142,013	77.39	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	—	$16,800	$—	$16,800	$—	7,781	$511,114	$65.69	$511,621	$65.75
2008	10,108	722,759	71.50	726,536	71.88	323,543	22,745,458	70.30	22,922,487	70.85
2009	—	—	—	—	—	138,519	9,770,916	70.54	9,904,286	71.50
2010	—	—	—	—	—	258,452	18,359,360	71.04	18,662,820	72.21
2011	14,550	1,428,726	98.19	1,542,719	106.03	114,459	8,353,804	72.99	8,860,168	77.41
2012	6,050	738,636	122.09	874,008	144.46	175,993	15,109,976	85.86	16,640,622	94.55
2013	—	—	—	—	—	56,636	4,074,278	71.94	7,264,802	128.27
2014	11,368	1,213,868	106.78	1,469,204	129.24	15,540	1,456,679	93.74	1,756,654	113.04
2015	—	—	—	—	—	65,862	4,285,618	65.07	4,603,422	69.89
2016	51,371	3,391,466	66.02	3,796,787	73.91	1,097,124	89,179,386	81.28	96,628,393	88.07
Thereafter	76,292	9,945,096	130.36	13,366,964	175.21	3,231,169	216,997,275	67.16	257,508,977	79.70

Boston Properties, Inc.

First Quarter 2007

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	7,781	494,314	63.53	494,821	63.59	—	—	—	—	—
Q4 2007	—	—	—	—	—	—	—	—	—	—

Total 2007	7,781	$494,314	$63.53	$494,821	$63.59	—	$—	$—	$—	$—

Q1 2008	—	$—	$—	$—	$—	—	$—	$—	—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	64,310	4,455,054	69.27	4,455,054	69.27	—	—	—	—	—
Q4 2008	249,125	17,567,645	70.52	17,740,896	71.21	—	—	—	—	—

Total 2008	313,435	$22,022,699	$70.26	$22,195,950	$70.82	—	$—	$—	$—	$—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	7,781	494,314	63.53	494,821	63.59
Q4 2007	—	16,800	—	16,800	—	—	16,800	—	16,800	—

Total 2007	—	$16,800	$—	$16,800	$—	7,781	$511,114	$65.69	$511,621	$65.75

Q1 2008	7,768	$600,000	$77.24	600,000	$77.24	7,768	$600,000	$77.24	600,000	$77.24
Q2 2008	350	26,166	74.76	26,166	74.76	350	26,166	74.76	26,166	74.76
Q3 2008	—	—	—	—	—	64,310	4,455,054	69.27	4,455,054	69.27
Q4 2008	1,990	96,593	48.54	100,370	50.44	251,115	17,664,238	70.34	17,841,267	71.05

Total 2008	10,108	$722,759	$71.50	$726,536	$71.88	323,543	$22,745,458	$70.30	$22,922,487	$70.85

Boston Properties, Inc.

First Quarter 2007

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	325,942	$10,966,489	$33.65	$10,966,489	$33.65	—	$—	$—	$—	$—
2008	13,831	445,840	32.23	459,672	33.23	—	—	—	—	—
2009	245,930	8,827,637	35.89	8,917,013	36.26	—	—	—	—	—
2010	124,851	4,488,517	35.95	4,526,848	36.26	—	—	—	—	—
2011	352,267	11,773,064	33.42	12,279,753	34.86	—	—	—	—	—
2012	34,928	1,216,636	34.83	1,190,500	34.08	—	—	—	—	—
2013	144,108	4,500,305	31.23	4,940,325	34.28	—	—	—	—	—
2014	527,976	15,381,557	29.13	17,003,742	32.21	—	—	—	—	—
2015	154,152	4,304,153	27.92	4,960,256	32.18	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
Thereafter	69,351	2,297,293	33.13	2,620,535	37.79	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	—	$—	$—	$—	$—	325,942	$10,966,489	$33.65	$10,966,489	$33.65
2008	—	—	—	—	—	13,831	445,840	32.23	459,672	33.23
2009	—	—	—	—	—	245,930	8,827,637	35.89	8,917,013	36.26
2010	—	—	—	—	—	124,851	4,488,517	35.95	4,526,848	36.26
2011	—	—	—	—	—	352,267	11,773,064	33.42	12,279,753	34.86
2012	—	—	—	—	—	34,928	1,216,636	34.83	1,190,500	34.08
2013	—	—	—	—	—	144,108	4,500,305	31.23	4,940,325	34.28
2014	—	—	—	—	—	527,976	15,381,557	29.13	17,003,742	32.21
2015	—	—	—	—	—	154,152	4,304,153	27.92	4,960,256	32.18
2016	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	69,351	2,297,293	33.13	2,620,535	37.79

Boston Properties, Inc.

First Quarter 2007

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations—Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	7,192	176,759	24.58	176,759	24.58	—	—	—	—	—
Q3 2007	170,693	5,372,698	31.48	5,372,698	31.48	—	—	—	—	—
Q4 2007	148,057	5,417,032	36.59	5,417,032	36.59	—	—	—		—

Total 2007	325,942	$10,966,489	$33.65	$10,966,489	$33.65	—	$—	$—	$—	$—

Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	13,831	445,840	32.23	459,672	33.23	—	—	—	—	—

Total 2008	13,831	$445,840	$32.23	$459,672	$33.23	—	$—	$—	$—	$—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	7,192	176,759	24.58	176,759	24.58
Q3 2007	—	—	—	—	—	170,693	5,372,698	31.48	5,372,698	31.48
Q4 2007	—	—	—	—	—	148,057	5,417,032	36.59	5,417,032	36.59

Total 2007	—	$—	$—	$—	$—	325,942	$10,966,489	$33.65	$10,966,489	$33.65

Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	—	—	—	—	—	13,831	445,840	32.23	459,672	33.23

Total 2008	—	$—	$—	$—	$—	13,831	$445,840	$32.23	$459,672	$33.23

Boston Properties, Inc.

First Quarter 2007

CBD PROPERTIES

Lease Expirations

	Greater Boston							Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	93,380	$5,835,166	(1)	$62.49	$6,121,186	(1)	$65.55	182,911	$6,344,941	$34.69	$6,344,941	$34.69
2008	203,632	$8,175,639	(2)	40.15	$8,169,798	(2)	40.12	40,394	1,820,708	45.07	1,855,793	45.94
2009	894,827	$33,912,190		37.90	$36,475,101		40.76	395,783	15,232,339	38.49	15,607,235	39.43
2010	173,477	$5,974,285		34.44	$6,160,217		35.51	440,692	21,033,184	47.73	22,177,453	50.32
2011	710,276	$36,023,816		50.72	$38,490,867		54.19	210,800	9,941,290	47.16	10,731,860	50.91
2012	397,835	$18,911,673		47.54	$19,587,877		49.24	155,964	6,301,174	40.40	6,439,119	41.29
2013	223,023	$12,258,172		54.96	$13,454,923		60.33	7,265	326,318	44.92	379,763	52.27
2014	480,503	$20,481,663		42.63	$21,993,259		45.77	63,796	3,013,562	47.24	3,640,195	57.06
2015	275,473	$14,913,384		54.14	$16,133,266		58.57	363,842	18,747,949	51.53	21,654,923	59.52
2016	296,421	$24,253,264		81.82	$24,942,487		84.15	57,782	2,498,040	43.23	3,061,607	52.99
Thereafter	620,378	$23,241,591		37.46	$28,672,460		46.22	1,351,774	65,934,442	48.78	85,146,617	62.99

	New York							San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	7,781	$511,114		$65.69	$511,621		$65.75	275,759	$11,285,659	$40.93	$11,264,229	$40.85
2008	323,543	22,745,458		70.30	22,922,487		70.85	237,234	10,314,066	43.48	10,330,704	43.55
2009	138,519	9,770,916		70.54	9,904,286		71.50	162,974	8,091,529	49.65	8,192,090	50.27
2010	258,452	18,359,360		71.04	18,662,820		72.21	252,301	13,964,309	55.35	15,011,509	59.50
2011	114,459	8,353,804		72.99	8,860,168		77.41	277,751	21,634,994	77.89	22,035,406	79.34
2012	175,993	15,109,976		85.86	16,640,622		94.55	187,739	9,735,013	51.85	10,453,263	55.68
2013	56,636	4,074,278		71.94	7,264,802		128.27	154,780	6,664,361	43.06	7,480,419	48.33
2014	15,540	1,456,679		93.74	1,756,654		113.04	177,519	8,037,473	45.28	9,024,261	50.84
2015	65,862	4,285,618		65.07	4,603,422		69.89	144,489	6,277,013	43.44	6,798,781	47.05
2016	1,097,124	89,179,386		81.28	96,628,393		88.07	795,703	33,241,884	41.78	35,693,558	44.86
Thereafter	3,231,169	216,997,275		67.16	257,508,977		79.70	350,288	14,938,458	42.65	17,199,219	49.10

	Princeton/East Brunswick							Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—		$—	$—		$—	—	$—	$—	$—	$—
2007	—	—		—	—		—	—	—	—	—	—
2008	—	—		—	—		—	—	—	—	—	—
2009	—	—		—	—		—	—	—	—	—	—
2010	—	—		—	—		—	—	—	—	—	—
2011	—	—		—	—		—	—	—	—	—	—
2012	—	—		—	—		—	—	—	—	—	—
2013	—	—		—	—		—	—	—	—	—	—
2014	—	—		—	—		—	—	—	—	—	—
2015	—	—		—	—		—	—	—	—	—	—
Thereafter	—	—		—	—		—	—	—	—	—	—

(1)	Includes 9,012 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $35.27 and rent on expiring leases with future step-up is $35.01 per square foot in 2007.

Boston Properties, Inc.

First Quarter 2007

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	351,353	$8,605,799	$24.49	$8,605,799	$24.49	314,576	$7,415,569	$23.57	$7,415,569	$23.57
2008	560,667	16,205,857	28.90	16,447,222	29.34	225,071	6,432,431	28.58	6,569,312	29.19
2009	557,882	18,384,735	32.95	19,023,315	34.10	415,622	12,810,086	30.82	12,987,738	31.25
2010	354,893	9,526,462	26.84	10,426,010	29.38	634,960	19,187,938	30.22	20,166,423	31.76
2011	620,478	15,089,690	24.32	16,053,107	25.87	676,686	21,309,244	31.49	22,998,877	33.99
2012	618,891	18,473,619	29.85	19,466,845	31.45	919,703	33,881,476	36.84	37,348,686	40.61
2013	96,384	1,934,435	20.07	2,096,355	21.75	96,638	3,187,950	32.99	3,529,344	36.52
2014	87,354	2,431,656	27.84	2,697,611	30.88	690,893	19,536,487	28.28	22,459,835	32.51
2015	14,632	331,870	22.68	331,870	22.68	445,304	12,718,213	28.56	15,337,471	34.44
2016	158,900	4,909,042	30.89	5,204,042	32.75	418,641	11,820,809	28.24	14,538,320	34.73
Thereafter	133,600	5,375,508	40.24	6,038,788	45.20	784,614	27,556,140	35.12	29,573,471	37.69

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	—	$—	$—	$—	$—	24,661	$641,461	$26.01	$641,461	$26.01
2008	—	—	—	—	—	55,735	1,426,208	25.59	1,463,925	26.27
2009	—	—	—	—	—	28,248	699,328	24.76	734,164	25.99
2010	—	—	—	—	—	560,708	8,121,685	14.48	8,747,423	15.60
2011	—	—	—	—	—	21,737	543,456	25.00	606,602	27.91
2012	—	—	—	—	—	9,792	269,880	27.56	302,015	30.84
2013	—	—	—	—	—	10,011	294,323	29.40	346,775	34.64
2014	—	—	—	—	—	256,302	8,386,782	32.72	9,401,737	36.68
2015	—	—	—	—	—	221,962	6,608,871	29.77	8,149,065	36.71
2016	—	—	—	—	—	74,128	2,221,600	29.97	2,782,008	37.53
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	325,942	$10,966,489	$33.65	$10,966,489	$33.65	—	$—	$—	$—	$—
2008	13,831	445,840	32.23	459,672	33.23	—	—	—	—	—
2009	245,930	8,827,637	35.89	8,917,013	36.26	—	—	—	—	—
2010	124,851	4,488,517	35.95	4,526,848	36.26	—	—	—	—	—
2011	352,267	11,773,064	33.42	12,279,753	34.86	—	—	—	—	—
2012	34,928	1,216,636	34.83	1,190,500	34.08	—	—	—	—	—
2013	144,108	4,500,305	31.23	4,940,325	34.28	—	—	—	—	—
2014	527,976	15,381,557	29.13	17,003,742	32.21	—	—	—	—	—
2015	154,152	4,304,153	27.92	4,960,256	32.18	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
Thereafter	69,351	2,297,293	33.13	2,620,535	37.79	—	—	—	—	—

Boston Properties, Inc.

First Quarter 2007

HOTEL PERFORMANCE

Long Wharf Marriott - Boston (1)

	First Quarter 2007	First Quarter 2006	Percent Change
Occupancy	79.8%	77.7%	2.7%
Average Daily Rate	$198.65	$187.52	5.9%
Revenue per available room	$159.14	$145.64	9.3%

(1)	The Company sold the Long Wharf Marriott on March 23, 2007.

Cambridge Center Marriott

	First Quarter 2007	First Quarter 2006		Percent Change
Occupancy	73.8%	56.8	%(1)	29.9%
Average Daily Rate	$175.70	$158.38		10.9%
Revenue per available room	$129.66	$89.96		44.1%

(1)	During the three months ended March 31, 2006, the Cambridge Center Marriott commenced a room renovation project.

Total Hotel Performance

	First Quarter 2007	First Quarter 2006	Percent Change
Occupancy	76.8%	67.0%	14.6%
Average Daily Rate	$187.18	$172.44	8.5%
Revenue per available room	$144.40	$116.83	23.6%

Boston Properties, Inc.

First Quarter 2007

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Mar-07	31-Mar-06	31-Mar-07	31-Mar-06	31-Mar-07	31-Mar-06
Greater Boston	96.4%	92.3%	85.5%	92.2%	90.9%	92.2%
Greater Washington	99.9%	98.4%	97.5%	96.4%	98.3%	97.1%
Midtown Manhattan	99.5%	98.5%	n/a	n/a	99.5%	98.5%
Princeton/East Brunswick, NJ	n/a	n/a	87.1%	87.2%	87.1%	87.2%
Greater San Francisco	88.0%	89.2%	94.8%	89.3%	89.3%	89.3%

Total Portfolio	96.3%	94.9%	91.3%	92.8%	94.1%	94.0%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Mar-07	31-Mar-06	31-Mar-07	31-Mar-06	31-Mar-07	31-Mar-06
Total Office Portfolio	96.3%	94.9%	92.6%	92.3%	94.8%	93.8%
Total Office/Technical Portfolio	100.0%	100.0%	81.0%	97.5%	81.9%	97.6%

Total Portfolio	96.3%	94.9%	91.3%	92.8%	94.1%	94.0%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

First Quarter 2007

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	95	17	1	113
Square feet	26,587,384	1,402,213	330,400	28,319,997
Percent of in-service properties	91.9%	78.2%	100.0%	91.2%
Occupancy @ 3/31/2006	93.8%	97.6%	—	94.0%
Occupancy @ 3/31/2007	94.8%	81.9%	—	94.1%
Percent change from 1st quarter 2007 over 1st quarter 2006 (2):
Rental revenue	3.5%	-11.1%	36.5%	3.8%
Operating expenses and real estate taxes	6.6%	28.5%	20.4%	7.6%
Net Operating Income (3)	1.9%	-21.8%	n/a (2)	1.8%
Net Operating Income (3) - without hotels				1.4%

Rental revenue - cash basis	3.3%	-12.2%	36.5%	3.6%
Net Operating Income (3) - cash basis (4)	1.5%	-23.0%	n/a (2)	1.3%
Net Operating Income (3) - cash basis(4) - without hotels				0.9%

Same Property Lease Analysis - quarter ended March 31, 2007

	Office	Office/Technical	Total
Vacant space available @ 1/1/2007 (sf)	1,369,219	253,704	1,622,923
Square footage of leases expiring or terminated 1/1/2007-3/31/2007	482,113	—	482,113

Total space for lease (sf)	1,851,332	253,704	2,105,036

New tenants (sf)	346,539	—	346,539
Renewals (sf)	115,400	—	115,400

Total space leased (sf)	461,939	—	461,939

Space available @ 3/31/2007 (sf)	1,389,393	253,704	1,643,097

Net (increase)/decrease in available space (sf)	(20,174)	—	(20,174)
2nd generation Average lease term (months)	81	—	81
2nd generation Average free rent (days)	6	—	6
2nd generation TI/Comm PSF	$24.47	$—	$24.47
Increase (decrease) in 2nd generation gross rents (4)	11.82%	0.00%	11.82%
Increase (decrease) in 2nd generation net rents (4)	18.65%	0.00%	18.65%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 45 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI, see page 51.
(4)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 398,251 square feet.

Boston Properties, Inc.

First Quarter 2007

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	3/31/2007	3/31/2006
	(in thousands)
Net income available to common shareholders	$854,307	$67,737
Gains on sales of real estate from discontinued operations, net of minority interest	(161,848)	—
Income from discontinued operations, net of minority interest	(1,280)	(619)
Gains on sales of real estate, net of minority interest	(619,206)	(5,441)
Minority interest in Operating Partnership	11,164	15,353
Income from unconsolidated joint ventures	(965)	(1,290)
Minority interest in property partnership	—	(1,236)

Income before minority interest in property partnership, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and discontinued operations	82,172	74,504

Add:
Losses from early entinguishments of debt	722	467
Depreciation and amortization	70,478	66,005
Interest expense	73,926	74,817
General and administrative expense	16,808	14,642

Subtract:
Interest and other income	(16,988)	(1,959)
Development and management services income	(4,727)	(4,374)

Consolidated Net Operating Income	$222,391	$224,102

Same Property Net Operating Income	$195,782	$192,408

Net operating income from non Same Properties (1)	24,059	30,882
Termination income	2,550	812

Consolidated Net Operating Income	$222,391	$224,102

Same Property Net Operating Income	$195,782	$192,408
Less straight-line rent and fair value lease revenue	11,679	10,696

Same Property Net Operating Income - cash basis	$184,103	$181,712

(1)	See pages 21-23 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

First Quarter 2007

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-07	31-Mar-06			31-Mar-07	31-Mar-06
Rental Revenue	$297,715	$285,884			$5,309	$5,975
Less Termination Income	2,550	812			—	—

Rental revenue—subtotal	295,165	285,072	10,093	3.5%	5,309	5,975	(666)	-11.1%
Operating expenses and real estate taxes	103,760	97,294	6,466	6.6%	1,627	1,266	361	28.5%

Net Operating Income (1)	$191,405	$187,778	$3,627	1.9%	$3,682	$4,709	$(1,027)	-21.8%

Rental revenue—subtotal	$295,165	$285,072			$5,309	$5,975
Less straight line rent and fair value lease revenue	11,674	10,760	914	8.5%	6	(65)	71	-109.2%

Rental revenue—cash basis	283,491	274,312	9,179	3.3%	5,303	6,040	(737)	-12.2%
Less:
Operating expenses and real estate taxes	103,760	97,294	6,466	6.6%	1,627	1,266	361	28.5%

Net Operating Income (2)—cash basis	$179,731	$177,018	$2,713	1.5%	$3,676	$4,774	$(1,098)	-23.0%

	Hotel				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-07	31-Mar-06			31-Mar-07	31-Mar-06
Rental Revenue	$6,709	$4,915			$309,733	$296,774
Less Termination Income	—	—			2,550	812

Rental revenue—subtotal	6,709	4,915	$1,794	36.5%	307,183	295,962	11,221	3.8%
Operating expenses and real estate taxes	6,014	4,994	1,020	20.4%	111,401	103,554	7,847	7.6%

Net Operating Income (1)	$695	$(79)	$774	-979.7%	$195,782	$192,408	$3,374	1.8%

Rental revenue—subtotal	$6,709	$4,915			$307,183	$295,962
Less straight line rent and fair value lease revenue	(1)	1	(2)	-200.0%	11,679	10,696	983	9.2%

Rental revenue—cash basis	6,710	4,914	1,796	36.5%	295,504	285,266	10,238	3.6%
Less:
Operating expenses and real estate taxes	6,014	4,994	1,020	20.4%	111,401	103,554	7,847	7.6%

Net Operating Income (2)—cash basis	$696	$(80)	$776	-970.0%	$184,103	$181,712	$2,391	1.3%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI see page 51.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 44. For disclosures relating to our use of NOI see page 51.

Boston Properties, Inc.

First Quarter 2007

LEASING ACTIVITY

All In-Service Properties - quarter ended March 31, 2007

	Office	Office/Technical	Total
Vacant space available @ 1/1/2007 (sf)	1,574,160	253,704	1,827,864
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions/ assets placed in-service (sf)	17,829	25,948	43,777
Leases expiring or terminated 1/1/2007-3/31/2007 (sf)	526,681	—	526,681

Total space for lease (sf)	2,118,670	279,652	2,398,322

New tenants (sf)	381,949	—	381,949
Renewals (sf)	115,400	—	115,400

Total space leased (sf)	497,349	—	497,349 (1)

Space available @ 3/31/2007 (sf)	1,621,321	279,652	1,900,973

Net (increase)/decrease in available space (sf)	(47,161)	(25,948)	(73,109)
2nd generation Average lease term (months)	80	—	80
2nd generation Average free rent (days)	6	—	6
2nd generation TI/Comm PSF	$25.60	$—	$25.60
Increase (decrease) in 2nd generation gross rents (2)	11.02%	0.00%	11.02%
Increase (decrease) in 2nd generation net rents (3)	17.20%	0.00%	17.20%

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 433,661.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 433,661.

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross rents (2)	Incr (decr) in 2nd gen. net rents (3)	Total Leased
Boston	—	191,325	8.99%	14.10%	191,325
Washington	—	18,484	5.61%	8.11%	18,484
New York	—	7,933	39.02%	51.87%	7,933
San Francisco	—	237,966	15.90%	26.46%	237,966
Princeton	—	41,641	-30.82%	-55.29%	41,641

	—	497,349	11.02%	17.20%	497,349

Boston Properties, Inc.

First Quarter 2007

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q1 2007	2006		2005	2004
Recurring capital expenditures	$3,208	$25,718		$22,369	$25,101

Planned non-recurring capital expenditures associated with acquisition properties	352	3,869		2,957	4,889

Hotel improvements, equipment upgrades and replacements	281	7,969	(1)	4,097	1,001

	$3,841	$37,556		$29,423	$30,991

2nd Generation Tenant Improvements and Leasing Commissions

	Q1 2007	2006	2005	2004
Office
Square feet	497,349	2,972,996	2,749,079	3,356,267

Tenant improvement and lease commissions PSF	$25.60	$29.14	$28.75	$24.74

Office/Technical
Square feet	—	33,400	82,753	195,953

Tenant improvement and lease commissions PSF	$—	$—	$2.89	$14.35

Average tenant improvement and lease commissions PSF	$25.60	$28.82	$28.00	$24.17

(1)	Includes approximately $5.6 million of costs related to a room renovation project at Cambridge Center Marriott.

Boston Properties, Inc.

First Quarter 2007

ACQUISITIONS/DISPOSITIONS

as of March 31, 2007

ACQUISITIONS

For the period from January 1, 2007 through March 31, 2007

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
6601 & 6605 Springfield Center Drive	Jan-07	97,388	$16,500,000	$—	$16,500,000	100%
250 West 55th Street	Jan-07	N/A	228,750,000	—	228,750,000	N/A
103 Fourth Avenue	Jan-07	62,476	14,300,000	—	14,300,000	58%
Kingstowne Towne Center	Mar-07	396,257	133,960,000	500,000	134,460,000	96%
Russia Wharf	Mar-07	N/A	105,500,000	—	105,500,000	N/A

Total Acquisitions		556,121	$499,010,000	$500,000	$499,510,000	92%

DISPOSITIONS

For the period from January 1, 2007 through March 31, 2007

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
5 Times Square	Feb-07	1,101,779	$1,280,000,000	$713,592,000
Long Wharf Marriott (402 Rooms)	Mar-07	420,000	231,000,000	190,794,000
280 Park Avenue	Jun-06			17,992,000	(1)

Total Dispositions		1,521,779	$1,511,000,000	$922,378,000

(1)	280 Park Avenue was sold in June 2006. The Company entered into a 74,340 net rentable square foot master lease obligation with the buyer resulting in the deferral of approximately $67.3 million of the book gain. Subsequent to the sale during 2006, the Company signed qualifying leases for 26,281 net rentable square feet and recognized approximately $21.0 million of additional book gain. During the three months ended March 31, 2007, the Company signed an additional qualifying lease for 22,000 net rentable square feet resulting in the recognition of approximately $18.0 million of additional book gain. As of March 31, 2007, the master lease obligation totaled approximately $27.4 million.

Boston Properties, Inc.

First Quarter 2007

VALUE CREATION PIPELINE - DEVELOPMENT IN PROGRESS (1)

as of March 31, 2007

Development Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Total Construction Loan	Amount Drawn at March 31, 2007	Estimated Future Equity Requirement	Percentage Leased (2)
Wisconsin Place- Infrastructure (23.89% ownership)	N/A	N/A	Chevy Chase, MD	—	—	$24,329,814	$37,111,049	$28,742,679	$16,965,483	$—	N/A
505 9th Street (50% ownership)	Q4 2007	Q4 2008	Washington, D.C.	1	323,000	50,799,558	65,000,000	47,500,000	26,717,620	—	87%
South of Market	Q1 2008	Q3 2009	Reston, VA	3	652,000	88,751,648	213,800,000	200,000,000	40,230,086	—	41%
77 CityPoint (formerly 77 Fourth Avenue)	Q1 2008	Q4 2008	Waltham, MA	1	210,000	30,064,367	79,707,173	—	—	49,642,806	0%
One Preserve Parkway	Q2 2008	Q4 2009	Rockville, MD	1	183,000	12,009,639	60,536,931	—	—	48,527,292	0%

Total Development Properties				6	1,368,000	$205,955,026	$456,155,153	$276,242,679	$83,913,189	$98,170,098	40%

DEVELOPMENTS PLACED-IN-SERVICE DURING 2007

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Debt	Drawn at December 31, 2006	Estimated Future Equity Requirement	Percentage Leased

Total Developments Placed in Service				—	—	$—	$—	$—	$—	$—	—

(1)	In accordance with GAAP, a project is classified as a Development in Progress when construction or supply contracts have been signed and physical improvements have commenced.
(2)	Represents percentage leased as of April 20, 2007.

Boston Properties, Inc.

First Quarter 2007

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of March 31, 2007

Location	Acreage	Developable Square Feet
Waltham, MA (1)	25.4	1,163,604
Reston, VA	34.8	1,130,000
Boston, MA	2.4	1,079,500
Dulles, VA	76.6	934,000
New York, NY	1.0	975,000
Gaithersburg, MD	27.0	850,000
San Jose, CA	3.7	841,000
Springfield, VA (1) (2)	17.8	800,000
Rockville, MD	58.1	759,000
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Chevy Chase, MD	1.0	300,000
Andover, MA	10.0	110,000

	381.8	9,692,104

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of March 31, 2007

Location	Acreage	Developable Square Feet
Princeton, NJ (3)	149.9	1,900,000
Framingham, MA (4)	21.5	300,000
Cambridge, MA (5)	—	200,000
New York, NY	1.0	850,000

	172.4	3,250,000

(1)	Properties on-site are positioned for future re-development. These properties are currently in-service and can be found on pages 21-23.
(2)	Includes additional square footage acquired on April 11, 2007 for $26.5 million which completed the assemblage.
(3)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(4)	Subject to ground lease.
(5)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

First Quarter 2007

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after a specific and defined supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate. The adjustment to exclude losses from early extinguishments of debt results when the sale of real estate encumbered by debt requires us to pay the extinguishment costs prior to the debt’s stated maturity and to write-off unamortized loan costs at the date of the extinguishment. Such costs are excluded from the gains on sales of real estate reported in accordance with GAAP. However, we view the losses from early extinguishments of debt associated with the sales of real estate as an incremental cost of the sale transactions because we extinguished the debt in connection with the consummation of the sale transactions and we had no intent to extinguish the debt absent such transactions. We believe that this supplemental adjustment more appropriately reflects the results of our operations exclusive of the impact of our sale transactions.

Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance because we believe that, by excluding the effects of the losses from early extinguishments of debt associated with the sales of real estate, management and investors are presented with an indicator of our operating performance that more closely achieves the objectives of the real estate industry in presenting FFO.

Neither FFO nor FFO as adjusted should be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. Neither FFO nor FFO as adjusted represents cash generated from operating activities determined in accordance with GAAP, and neither is a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO as adjusted non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company), (2) the number of common partnership units issuable upon conversion of all outstanding long term incentive plan units of our operating partnership, or LTIP units, assuming all conditions have been met for the conversion of the LTIP units, and (3) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service.” Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” See pages 21-23 for “In-Service Properties” which are not included in “Same Properties.”

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